UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4215

DREYFUS GNMA FUND a series of Dreyfus Premier GNMA Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	04/30
Date of reporting period:	10/31/10

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
11	Statement of Options Written
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
GNMA Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus GNMA Fund, covering the six-month period from May 1, 2010, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our analysis, persistent uncertainty regarding the breadth and strength of the U.S. economic recovery has led to bouts of heightened volatility throughout many areas of the U.S. bond market during the past year. Higher yielding market sectors, such as corporate debt and commercial mortgages, as well as bonds from international debt markets have fared relatively well as investors seek competitive levels of income in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see more robust economic growth, but we expect generally favorable influences in the bond market to persist for some time to come. Record low short-term interest rates, improving corporate balance sheets, and investors’ global search for income could continue to support prices of higher yielding bonds, especially if today’s economic concerns prove to be overstated.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global investment universe, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2010, through October 31, 2010, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended October 31, 2010, Dreyfus GNMA Fund’s Class A shares produced a total return of 4.83%, Class B shares returned 4.57%, Class C shares returned 4.42% and Class Z shares returned 4.88%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 4.76% for the same period.2 In addition, the fund is reported in the Lipper GNMA Funds category, and the average total return for all funds reported in this Lipper category was 4.22% for the reporting period.3

Mortgage-backed securities from U.S. government agencies fared well during the reporting period. Despite record low interest rates, mortgage prepayments were constrained by tighter lending standards and weak real estate markets, helping to preserve the value of higher coupon mortgage pools.The fund’s Class A and Class Z shares produced higher returns than its benchmark, as we focused on GNMA mortgage-backed securities that, in our analysis, were less likely to see elevated levels of prepayment activity.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities.The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S.Treasuries and repurchase agreements.

Market Environment Supported Bond Prices

The reporting period proved to be a favorable time for GNMA secu-rities.Although the U.S. economy continued to recover from recession, the pace of expansion slowed in the second and third quarters of 2010 compared to the first quarter, as disappointing U.S. employment and

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

housing data continued weigh on the domestic economy. At the same time, a sovereign debt crisis in Europe threatened to spread, causing global investors to flock toward traditional safe havens over the spring and summer of 2010.

In light of these developments, it became clearer to investors that inflationary pressures would remain negligible and short-term interest rates were unlikely to rise anytime soon. Consequently, longer-term interest rates, including most mortgage rates, declined over the reporting period, driving prices of seasoned, higher coupon mortgage-backed securities higher. Robust investor demand for government-backed investments further supported the rally among U.S.Treasuries and GNMA securities.

Mortgage-backed securities also benefited from tighter bank lending standards and lower home prices, which prevented many homeowners from refinancing their mortgages at lower interest rates.Typically, when mortgage rates fall, more homeowners seek to refinance, returning principal early to bondholders and reducing future income payments. Although mortgage rates fell toward record lows during the reporting period, bondholders benefited when prepayment activity failed to intensify significantly.

Opportunistic Posture Positioned Fund

In this generally favorable market environment, we adopted strategies to minimize the fund’s overall exposure to mortgage pools that, in our view, were likely to see greater mortgage prepayment activity as interest rates declined. For example, we increased the fund’s holdings of higher coupon GNMA mortgages that were less likely to prepay due to borrowers being credit-impaired, which reduced their ability to refinance. Although we recognize that credit-impaired loans normally may be more prone to default, defaults among mortgages backed by U.S. government agencies reached a plateau in 2010, and we believe that higher default rates are unlikely in a recovering economy.We also emphasized mortgage pools in which the borrower had less economic incentive to refinance, such as pools where the average outstanding loan balance was materially less than the average for the coupon.

The fund’s relative performance also benefited from its holdings of U.S.Treasury securities, which produced higher returns than GNMA mortgages over much of the reporting period. In contrast, the Barclays

Capital GNMA Index contains no U.S.Treasury securities. In order to focus on our security selection strategies, we maintained the fund’s average duration in a range that was roughly in line with the Index.We employed futures contracts to help set the fund’s average duration.

Focusing on Income and Muted Volatility

Despite the Federal Reserve Board’s new efforts to stimulate the U.S. economy through massive purchases of U.S. Treasury securities, we believe that the economic recovery will remain weaker than historical averages. We also do not currently expect any material changes in the mortgage-backed securities market, as today’s low interest rates, tight credit conditions and struggling housing markets seem likely to persist. Therefore, we intend to maintain the fund’s emphasis on higher coupon, GNMA-backed mortgage-backed securities that, in our analysis, are unlikely to see elevated levels of refinancing activity.

November 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for Class A, B and C shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
November 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the returns for Class A, B and C shares would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3	Source: Lipper Inc.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.90	$ 7.48	$ 8.76	$ 4.44
Ending value (after expenses)	$1,048.30	$1,045.70	$1,044.20	$1,048.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.84	$ 7.37	$ 8.64	$ 4.38
Ending value (after expenses)	$1,020.42	$1,017.90	$1,016.64	$1,020.87

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.45% for Class B, 1.70% for Class C and .86% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—98.5%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Home Equity Loans—.1%
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M5	6.92	9/25/37	875,000		120,754
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	241,089	[a]	209,290
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	271,510		266,964
					597,008
Commercial Mortgage
Pass-Through Ctfs.—.3%
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	0.74	3/6/20	2,275,000	[a,b]	2,003,837
Residential Mortgage
Pass-Through Ctfs.—.1%
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.18	12/25/34	1,215,323	[a]	1,038,593
U.S. Government Agencies/
Mortgage-Backed—93.9%
Federal Home Loan Mortgage Corp.:
4.50%, 6/1/39			6,556,248	[c]	6,911,134
5.00%, 3/1/20—9/1/39			8,864,155	[c]	9,486,194
Federal National Mortgage Association:
5.00%			17,760,000 [c,d]		18,878,329
6.50%			5,660,000 [c,d]		6,246,342
5.00%, 1/1/36—5/1/39			8,878,780	[c]	9,498,613
5.50%, 11/1/38—9/1/39			15,691,454	[c]	16,933,537
6.00%, 4/1/35			2,776,452	[c]	3,043,933
Gtd. Pass-Through Ctfs., Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			667,023	[c]	699,225
Pass-Through Ctfs., Ser. 2004-58,
Cl. LJ, 5.00%, 7/25/34			2,420,195	[c]	2,518,265

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I:
4.50%	9,145,000 [d]	9,702,278
5.00%	30,055,000 [d]	32,276,245
5.50%	13,250,000 [d]	14,376,250
6.50%	18,805,000 [d]	20,926,448
4.00%, 9/15/24—12/20/24	6,646,677	7,001,397
4.50%, 10/15/24—9/15/40	95,388,506	102,009,200
5.00%, 10/15/23—1/15/40	62,691,221	67,738,890
5.50%, 6/15/20—9/15/39	98,271,785	107,498,124
6.00%, 10/15/19—9/15/39	61,298,760	67,576,315
6.50%, 11/15/10—2/15/39	2,945,239	3,280,393
7.00%, 11/15/22—12/15/22	10,767	12,365
7.50%, 2/15/17—5/15/26	3,990,033	4,585,997
8.00%, 8/15/21—12/15/22	1,782,693	2,091,225
8.50%, 12/15/16—12/15/22	1,381,703	1,597,912
9.00%, 9/15/19—12/15/22	1,330,381	1,542,474
9.50%, 3/15/18—1/15/25	333,126	386,961
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	134,122	134,167
Government National Mortgage Association II:
4.50%	43,850,000 [d]	46,617,724
5.00%	69,310,000 [d]	74,572,847
5.50%	3,680,000 [d]	3,986,492
4.50%, 12/20/39	4,799,505	5,109,811
5.00%, 9/20/33—6/20/35	15,192,219	16,428,595
5.50%, 1/20/34—9/20/35	29,608,879	32,194,101
6.00%, 12/20/28—2/20/39	15,146,218	16,690,743
6.50%, 5/20/31—7/20/31	1,255,896	1,419,156
7.00%, 4/20/24—4/20/32	6,548,463	7,453,445
7.50%, 9/20/30	92,682	107,489
9.00%, 7/20/25	71,572	84,803
9.50%, 9/20/17—2/20/25	69,117	79,601
		721,697,020
U.S. Treasury Notes—4.1%
2.38%, 10/31/14	1,590,000	1,685,774
2.75%, 11/30/16	12,570,000	13,412,580
3.50%, 5/31/13	6,195,000	6,693,989

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Treasury Notes (continued)
4.50%, 2/28/11	2,765,000		2,804,639
4.75%, 8/15/17	5,500,000		6,525,669
			31,122,651
Total Bonds and Notes
(cost $724,929,502)			756,459,109
	Face Amount
	Covered by
Options Purchased—.1%	Contracts ($)		Value ($)
Call Options—.0%
10-Year USD LIBOR-BBA,
November 2010@ 2.48	30,260,000	[e]	23,413
Put Options—.1%
10-Year USD LIBOR-BBA,
November 2010@ 2.48	30,260,000	[e]	647,165
Total Options
(cost $628,651)			670,578
	Principal
Short-Term Investments—30.2%	Amount ($)		Value ($)
U.S. Government Agencies—19.9%
Federal Home Loan Bank,
0.17%, 11/17/10	64,000,000		63,997,184
Federal National Mortgage
Association, 0.15%, 11/10/10	43,600,000	[c]	43,598,910
Federal National Mortgage
Association, 0.16%, 11/18/10	45,000,000	[c]	44,997,885
			152,593,979
U.S. Treasury Bills—10.3%
0.14%, 11/18/10	78,655,000		78,651,225
0.14%, 12/16/10	760,000	[f]	759,881
			79,411,106
Total Short-Term Investments
(cost $231,999,740)			232,005,085

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,935,000)	11,935,000 [g]	11,935,000

Total Investments (cost $969,492,893)	130.4%	1,001,069,772
Liabilities, Less Cash and Receivables	(30.4%)	(233,268,838)
Net Assets	100.0%	767,800,934

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2010, these securities had a market value of $2,003,837 or 0.3% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Purchased on a forward commitment basis.
e Non-income producing security.
f Held by a broker as collateral for open financial futures positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	98.0	Asset/Mortgage-Backed	.5
Short-Term/		Options Purchased	.1
Money Market Investments	31.8		130.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
October 31, 2010 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2010 ($)
Financial Futures Short
U.S. Treasury 10 Year Notes	39	(4,924,969)	December 2010	28,031
Financial Futures Long
U.S. Treasury 5 Year Notes	570	69,299,531	December 2010	277,734
U.S. Treasury 30 Year Bonds	95	12,810,156	December 2010	(377,031)
Gross Unrealized Appreciation				305,765
Gross Unrealized Depreciation				(377,031)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
October 31, 2010 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options:
30-Year USD LIBOR-BBA,
November 2010@ 3.36	15,130,000	[a]	(16,394)
Put Options:
30-Year USD LIBOR-BBA,
November 2010@ 3.36	15,130,000	[a]	(848,710)
10-Year USD LIBOR-BBA,
February 2011@ 5.36	18,975,000	[a]	(170)
(Premiums received $989,683)			(865,274)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			957,557,893	989,134,772
Affiliated issuers			11,935,000	11,935,000
Dividends and interest receivable				2,836,415
Receivable for futures variation margin—Note 4				238,403
Receivable for shares of Common Stock subscribed				54,616
Prepaid expenses				16,946
				1,004,216,152
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				577,339
Cash overdraft due to Custodian				138,109
Payable for open mortgage—backed dollar rolls—Note 4				227,714,123
Payable for investment securities purchased				6,578,912
Outstanding options written, at value (premiums received
$989,683)—See Statement of Options Written—Note 4				865,274
Payable for shares of Common Stock redeemed				384,125
Accrued expenses				157,336
				236,415,218
Net Assets ($)				767,800,934
Composition of Net Assets ($):
Paid-in capital				743,148,861
Accumulated undistributed investment income—net				768,514
Accumulated net realized gain (loss) on investments				(7,746,463)
Accumulated net unrealized appreciation (depreciation) on investments and options transactions [including ($71,266) net unrealized
(depreciation) on financial futures]				31,630,022
Net Assets ($)				767,800,934

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z
Net Assets ($)	91,043,907	1,677,639	27,069,864	648,009,524
Shares Outstanding	5,775,499	106,649	1,718,353	41,082,175
Net Asset Value Per Share ($)	15.76	15.73	15.75	15.77

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	12,760,443
Dividends;
Affiliated issuers	11,956
Income from securities lending—Note 1(b)	95
Total Income	12,772,494
Expenses:
Management fee—Note 3(a)	2,329,657
Shareholder servicing costs—Note 3(c)	479,909
Service plan and prospectus fees—Note 3(b)	404,365
Distribution fees—Note 3(b)	107,326
Custodian fees—Note 3(c)	62,825
Directors’ fees and expenses—Note 3(d)	45,392
Professional fees	43,716
Registration fees	29,569
Shareholders’ reports	11,843
Loan commitment fees—Note 2	5,535
Miscellaneous	36,404
Total Expenses	3,556,541
Less-reduction in expenses due to undertaking—Note 3(a)	(40,902)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,727)
Net Expenses	3,513,912
Investment Income—Net	9,258,582
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,396,872
Net realized gain (loss) on options transactions	279,265
Net realized gain (loss) on financial futures	1,701,158
Net Realized Gain (Loss)	14,377,295
Net unrealized appreciation (depreciation) on investments	13,724,139
Net unrealized appreciation (depreciation) on options transactions	(592,903)
Net unrealized appreciation (depreciation) on financial futures	(71,266)
Net Unrealized Appreciation (Depreciation)	13,059,970
Net Realized and Unrealized Gain (Loss) on Investments	27,437,265
Net Increase in Net Assets Resulting from Operations	36,695,847

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2010	Year Ended
	(Unaudited)	April 30, 2010
Operations ($):
Investment income—net	9,258,582	22,081,565
Net realized gain (loss) on investments	14,377,295	12,790,229
Net unrealized appreciation
(depreciation) on investments	13,059,970	9,705,635
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,695,847	44,577,429
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,265,396)	(2,782,374)
Class B Shares	(23,517)	(108,329)
Class C Shares	(261,124)	(624,289)
Class Z Shares	(9,109,666)	(21,926,591)
Total Dividends	(10,659,703)	(25,441,583)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	15,389,895	43,931,849
Class B Shares	154,336	395,600
Class C Shares	3,392,171	10,794,209
Class Z Shares	12,054,409	23,380,390
Dividends reinvested:
Class A Shares	936,339	2,072,731
Class B Shares	21,967	93,190
Class C Shares	165,201	397,397
Class Z Shares	7,689,950	18,461,298
Cost of shares redeemed:
Class A Shares	(18,581,705)	(33,767,490)
Class B Shares	(909,767)	(4,139,237)
Class C Shares	(3,969,889)	(6,157,392)
Class Z Shares	(31,994,767)	(60,753,912)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(15,651,860)	(5,291,367)
Total Increase (Decrease) in Net Assets	10,384,284	13,844,479
Net Assets ($):
Beginning of Period	757,416,650	743,572,171
End of Period	767,800,934	757,416,650
Undistributed investment income—net	768,514	2,169,635

	Six Months Ended
	October 31, 2010	Year Ended
	(Unaudited)	April 30, 2010
Capital Share Transactions:
Class Aa
Shares sold	990,422	2,932,305
Shares issued for dividends reinvested	60,428	138,375
Shares redeemed	(1,190,478)	(2,247,411)
Net Increase (Decrease) in Shares Outstanding	(139,628)	823,269
Class Ba
Shares sold	9,984	26,376
Shares issued for dividends reinvested	1,423	6,241
Shares redeemed	(58,712)	(276,909)
Net Increase (Decrease) in Shares Outstanding	(47,305)	(244,292)
Class C
Shares sold	218,338	720,887
Shares issued for dividends reinvested	10,668	26,527
Shares redeemed	(255,524)	(408,815)
Net Increase (Decrease) in Shares Outstanding	(26,518)	338,599
Class Z
Shares sold	774,815	1,560,000
Shares issued for dividends reinvested	496,140	1,232,598
Shares redeemed	(2,053,618)	(4,046,584)
Net Increase (Decrease) in Shares Outstanding	(782,663)	(1,253,986)

a During the period ended October 31, 2010, 25,896 Class B shares representing $399,578 were automatically converted to 25,855 Class A shares and during the period ended April 30, 2010, 120,901 Class B shares representing $1,805,596 were automatically converted to 120,865 Class A shares.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
October 31, 2010			Year Ended April 30,
Class A Shares	(Unaudited)	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.24	14.86	14.54	14.31
Investment Operations:
Investment income—net[b]	.18	.42	.53	.60
Net realized and unrealized
gain (loss) on investments	.55	.45	.35	.20
Total from Investment Operations	.73	.87	.88	.80
Distributions:
Dividends from investment income—net	(.21)	(.49)	(.56)	(.57)
Net asset value, end of period	15.76	15.24	14.86	14.54
Total Return (%)[c]	4.83[d]	5.96	6.21	5.73[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[e]	1.04	1.08	1.09[e]
Ratio of net expenses to average net assets	.95[e]	1.01	1.04	1.04[e]
Ratio of net investment income
to average net assets	2.34[e]	2.81	3.62	4.17[e]
Portfolio Turnover Rate[f]	169.09[d]	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	91,044	90,135	75,648	55,457

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2010, April 30, 2010, 2009 and 2008 were 14.95%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

Six Months Ended
October 31, 2010			Year Ended April 30,
Class B Shares	(Unaudited)	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.21	14.84	14.53	14.31
Investment Operations:
Investment income—net[b]	.14	.31	.44	.53
Net realized and unrealized
gain (loss) on investments	.55	.45	.34	.19
Total from Investment Operations	.69	.76	.78	.72
Distributions:
Dividends from investment income—net	(.17)	(.39)	(.47)	(.50)
Net asset value, end of period	15.73	15.21	14.84	14.53
Total Return (%)[c]	4.57[d]	5.21	5.49	5.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76[e]	1.74	1.68	1.63[e]
Ratio of net expenses to average net assets	1.45[e]	1.73	1.64	1.58[e]
Ratio of net investment income
to average net assets	1.85[e]	2.16	3.11	3.65[e]
Portfolio Turnover Rate[f]	169.09[d]	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	1,678	2,341	5,910	12,041

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2010, April 30, 2010, 2009 and 2008 were 14.95%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
October 31, 2010			Year Ended April 30,
Class C Shares	(Unaudited)	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.23	14.84	14.53	14.31
Investment Operations:
Investment income—net[b]	.12	.31	.41	.49
Net realized and unrealized
gain (loss) on investments	.55	.46	.36	.21
Total from Investment Operations	.67	.77	.77	.70
Distributions:
Dividends from investment income—net	(.15)	(.38)	(.46)	(.48)
Net asset value, end of period	15.75	15.23	14.84	14.53
Total Return (%)[c]	4.42[d]	5.24	5.40	4.96[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76[e]	1.78	1.82	1.81[e]
Ratio of net expenses to average net assets	1.70[e]	1.75	1.78	1.75[e]
Ratio of net investment income
to average net assets	1.59[e]	2.07	2.83	3.46[e]
Portfolio Turnover Rate[f]	169.09[d]	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	27,070	26,567	20,875	9,380

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2010, April 30, 2010, 2009 and 2008 were 14.95%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

Six Months Ended
October 31, 2010			Year Ended April 30,
Class Z Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	15.25	14.87	14.55	14.38	14.21	14.67
Investment Operations:
Investment income—net[a]	.19	.45	.56	.63	.62	.53
Net realized and unrealized
gain (loss) on investments	.55	.44	.34	.19	.19	(.39)
Total from Investment Operations	.74	.89	.90	.82	.81	.14
Distributions:
Dividends from
investment income—net	(.22)	(.51)	(.58)	(.65)	(.64)	(.60)
Net asset value, end of period	15.77	15.25	14.87	14.55	14.38	14.21
Total Return (%)	4.88[b]	6.13	6.40	5.84	5.90	.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86[c]	.87	.90	.90	.89	.88
Ratio of net expenses
to average net assets	.86[c,d]	.87[d]	.86	.85	.89	.79
Ratio of net investment income
to average net assets	2.43[c]	2.97	3.84	4.38	4.33	3.68
Portfolio Turnover Rate[e]	169.09[b]	272.95	351.74	221.12	271.49	393.65
Net Assets, end of period
($ x 1,000)	648,010 638,374		641,140	657,486	697,280	765,545

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
e

The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2010, April 30, 2010, 2009, 2008, 2007 and 2006 were 14.95%, 66.28%, 138.79%, 60.06%, 95.55% and 108.38%, respectively.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authorita-

tive U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition,

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	597,008	—	597,008
Commercial
Mortgage-Backed	—	2,003,837	—	2,003,837
Mutual Funds	11,935,000	—	—	11,935,000
Residential
Mortgage-Backed	—	1,038,593	—	1,038,593
U.S. Government
Agencies/
Mortgage-Backed	—	874,290,999	—	874,290,999
U.S. Treasury	—	110,533,757	—	110,533,757
Other Financial
Instruments:
Futures†	305,765	—	—	305,765
Options Purchased	—	670,578	—	670,578
Liabilities ($)
Other Financial
Instruments:
Futures†	(377,031)	—	—	(377,031)
Options Written	—	(865,274)	—	(865,274)
† Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2010,The Bank of New York Mellon earned $51 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value	Value	Net
Company	4/30/2010 ($) Purchases ($)	Sales ($) 10/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	12,131,000 113,490,000	113,686,000 11,935,000	1.6
Dreyfus
Institutional
Cash
Advantage
Fund	13,677,581 162,249	13,839,830 —	—
Total	25,808,581 113,652,249	127,525,830 11,935,000	1.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 29, 2010, the Board of Directors declared a cash dividend of $.032, $.025, $.022 and $.034 per share from undistributed investment income-net for Class A, Class B, Class C and Class Z shares, respectively, payable on November 1, 2010 (ex-dividend date), to shareholders of record as of the close of business on October 29, 2010.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $21,780,665 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2010. If not applied, $16,488,718 of the carryover expires in fiscal 2014 and $5,291,947 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2010 was as follows: ordinary income $25,441,583. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of Class Z shares average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense with respect to Class Z shares.There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended October 31, 2010.

The Manager has agreed until November 30, 2010, to assume expenses of the fund’s Class A, Class B and Class C shares so that total annual fund operating expenses (exclusive of applicable Rule 12b-1 distribution plan fees and/or shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .70% of the average daily net assets attributable to that class.The reduction in expenses, pursuant to the undertaking, amounted to $40,902 during the period ended October 31, 2010.

During the period ended October 31, 2010, the Distributor retained $10,051 from commissions earned on sales of the fund’s Class A shares and $778 and $4,248 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class B and Class C shares were charged $5,091 and $102,235, respectively, pursuant to the Plan.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares.The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of the average daily net assets of Class Z shares.The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made.The Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of the average daily net assets of Class Z shares for any full fiscal year. During the period ended October 31, 2010, Class Z shares were charged $404,365 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A, Class B and Class C shares were charged $117,966, $2,546 and $34,078, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $159,843 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $24,772 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,727.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $62,825 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $2,793 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $392,419, Rule 12b-1 distribution plan fees $84,056, shareholder services plan fees $25,751, custodian fees $20,600, chief compliance officer fees $2,248 and transfer agency per account fees $53,590, which are offset against an expense reimbursement currently in effect in the amount of $1,325.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended October 31, 2010,

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amounted to $1,319,051,542 and $1,374,395,035, respectively, of which $1,202,448,286 in purchases and $1,206,190,286 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counter-party credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended October 31, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts outstanding
April 30, 2010	149,327,000	3,877,305
Contracts written	30,784,000	1,166,413
Contracts terminated:
Contracts closed	130,614,000	3,894,827	3,996,840	(102,013)
Contracts expired	262,000	159,208	—	159,208
Total contracts
terminated	130,876,000	4,054,035	3,996,840	57,195
Contracts outstanding
October 31, 2010	49,235,000	989,683

At October 31, 2010, accumulated net unrealized appreciation on investments was $31,576,879, consisting of $33,513,244 gross unrealized appreciation and $1,936,365 gross unrealized depreciation.

At October 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Schedule of Investments.

                  Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GNMA FUND

A series of Dreyfus Premier GNMA Fund, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 23, 2010

By: /s/James Windels
James Windels Treasurer
Date:	December 23, 2010

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)